UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2022

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 Gateway Drive, Suite 110 San Mateo, California		94404
(Address of principal executive offices)		(Zip Code)

(650) 376-8679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 6, 2022, Josh Richardson resigned from the Board of Directors (the “Board”) of Sierra Oncology, Inc. (the “Company”) and from all committees of the Board for personal reasons. The resignation of Dr. Richardson is effective immediately and is not the result of any disagreement with the Company relating to the Company’s operations, policies or practices.

On March 7, 2022, the Board approved a decrease in the size of the Board from eleven (11) directors to ten (10) directors in accordance with the Company’s Amended and Restated Bylaws and Restated Certificate of Incorporation. The Board further completed a process to reclassify the membership of the Board’s three director classes into three classes of as equal size as possible. In order to achieve an equal apportionment of membership among the Board’s three classes of directors, the Board determined that one of its members should be reclassified from Class I (with a term expiring at the Company’s 2022 Annual Meeting of Stockholders) to Class III (with a term expiring at the Company’s 2024 Annual Meeting of Stockholders). Accordingly, effective March 7, 2022, Christy Oliger, a member of the Board, resigned from her position as a Class I Director, subject to and conditioned upon her immediate reappointment as a Class III Director. The Board accepted Ms. Oliger’s resignation and immediately reappointed her as a Class III Director. The resignation and reappointment of Ms. Oliger was effected solely for the purpose of reclassifying the members of the Board into three classes of as equal size as possible, and for all other purposes, Ms. Oliger’s service on the Board is deemed to have continued uninterrupted. There were no changes to Ms. Oliger’s committee assignments or compensation as a non-employee director as a result of the resignation as a Class I director and appointment as a Class III director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: March 7, 2022	By:	/s/ Sukhi Jagpal
Sukhi Jagpal
Chief Financial Officer

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